Exhibit 10.10

THIS DEBENTURE, AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE (COLLECTIVELY, THE “SECURITIES”), HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THE SECURITIES ARE “RESTRICTED” AND MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION D OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.

SECURED CONVERTIBLE DEBENTURE

CARGO CONNECTION LOGISTICS HOLDING, INC.

15% Convertible Debenture

October 1, 2005

No. CCLH-001	US$75,000.00

This Secured Convertible Debenture (the “Debenture”) is issued on October 1, 2005 (the “Closing Date”) by Cargo Connection Logistics Holding, Inc., a Florida corporation (the “Company”), to Jesse Dobrinsky, John Lewis Udell and Scott Goodman (together, Messrs. Dobrinsky, Udell, and Goodman together with their permitted successors and assigns, are collectively referred to as the “Holder”), pursuant to exemptions from registration under the Securities Act of 1933, as amended.

ARTICLE I.

Section 1.01 Principal and Interest. For value received, the Company hereby promises to pay to the order of the Holder on September 30, 2006 the principal sum of Seventy-Five Thousand U.S. Dollars (US $75,000,00), together with interest on the unpaid principal of this Debenture at the rate of fifteen percent (15%) per year (computed on the basis of a 365-day year and the actual days elapsed) from the date of this Debenture until paid. At the Company’s option, the entire principal amount and all accrued interest shall be either (a) paid to the Holder on the one (1) year anniversary from the date hereof or (b) converted in accordance with Section 1.02 herein provided, however, that in no event shall the Holder be entitled to convert this Debenture for a number of shares of Common Stock in excess of that number of shares of Common Stock which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such conversion.

Section 1.02 Optional Conversion. The Holder is entitled, at its option, to convert, and sell on the same day, at any time and from time to time, until payment in full of this Debenture, all or any part of the principal amount of the Debenture, plus accrued interest, into shares (the “Conversion Shares”) of the Company’s common stock, par value US$.001 per share (“Common Stock”), at the price per share (the “Conversion Price”) equal to the lesser of (a) an amount equal to $0.005 (the “Fixed Conversion Price”), or (b) an amount equal to seventy five percent (75%) of the closing bid price of the Company’s Common Stock , as quoted by Bloomberg, LP, for the five (5) trading days immediately preceding the Conversion Date (as defined herein). Subparagraphs (a) and (b) above are individually referred to as a “Conversion Price”. As used herein, “Principal Market” shall mean The National Association of Securities Dealers Inc.’s Over-The-Counter Bulletin Board, Nasdaq SmallCap Market, or American Stock Exchange. If the Common Stock is not traded on a Principal Market, the Closing Bid Price and/or the VWAP shall mean the reported Closing Bid Price or the VWAP for the Common Stock, as furnished by the National Association of Securities Dealers, Inc., for the applicable periods. No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Debenture, the Holder hereof shall deliver written notice thereof, substantially in the form of exhibit “A” to this Debenture, with appropriate insertions (the “Conversion Notice”), to the Company at its address as set forth herein. The date upon which the conversion shall be effective (the “Conversion Date”) shall be deemed to be the date set forth in the Conversion Notice.

Section 1.03 Interest Payments. The interest so payable will be paid at the time of maturity or conversion to the person in whose name this Debenture is registered. At the time such interest is payable, the Holder, in its sole discretion, may elect to receive the interest in cash (via wire transfer or certified funds) or in the form of Common Stock. In the event of default, as described in Article III Section 3.01 hereunder, the Holder may elect that the interest be paid in cash (via wire transfer or certified funds) or in the form of Common Stock. If paid in the form of Common Stock, the amount of stock to be issued will be calculated as follows: the value of the stock shall be the Closing Bid Price on: (i) the date the interest payment is due; or (ii) if the interest payment is not made when due, the date the interest payment is made. A number of shares of Common Stock with a value equal to the amount of interest due shall be issued. No fractional shares will be issued; therefore, in the event that the value of the Common Stock per share does not equal the total interest due, the Company will pay the balance in cash.

Section 1.04 Paying Agent and Registrar. Initially, the Company will act as paying agent and registrar. The Company may change any paying agent, registrar, or Company-registrar by giving the Holder not less than ten (10) business days’ written notice of its election to do so, specifying the name, address, telephone number and facsimile number of the paying agent or registrar. The Company may act in any such capacity.

ARTICLE II.

Section 2.01     Amendments and Waiver of Default. The Debenture may not be amended. Notwithstanding the above, without the consent of the Holder, the Debenture may be amended to cure any ambiguity, defect or inconsistency, or to provide for assumption of the Company obligations to the Holder.

ARTICLE III.

Section 3.01      Events of Default. An Event of Default is defined as follows: (a) failure by the Company to pay amounts due hereunder within fifteen (15) days of the date of maturity of this Debenture; (b) failure by the Company's transfer agent to issue Common Stock to the Holder within five (5) days of the Company's receipt of the attached Notice of Conversion from Holder; (c) failure by the Company for ten (10) days after notice to it to comply with any of its other agreements in the Debenture; (d) events of bankruptcy or insolvency. Upon the occurrence of an Event of Default, the Holder may, in its sole discretion, accelerate full repayment of all debentures outstanding and accrued interest thereon or may, notwithstanding any limitations contained in this Debenture, convert all debentures outstanding and accrued interest thereon into shares of Common Stock pursuant to Section 1.02 herein.

ARTICLE IV.

Section 4.01      Rights and Terms of Conversion.   This Debenture, in whole or in part, may be converted at any time following the Closing Date, into shares of Common Stock at a price equal to the Conversion Price as described in Section 1.02 above.

Section 4.02     Re-issuance of Debenture.   When the Holder elects to convert a part of the Debenture, then the Company shall reissue a new Debenture in the same form as this Debenture to reflect the new principal amount.

Section 4.03      Termination of Conversion Rights.     The Holder's right to convert the Debenture into the Common Stock in accordance with paragraph 4.01 shall terminate on the date that is the three (3) year anniversary from the date hereof and this Debenture shall be automatically converted on that date in accordance with the formula set forth in Section 4.01 hereof, and the appropriate shares of Common Stock and amount of interest shall be issued to the Holder.

ARTICLE V.

Section 5.01        Notice.       Notices regarding this Debenture shall be sent to the parties at the following addresses, unless a party notifies the other parties, in writing, of a change of address:

If to the Company, to:	Cargo Connection Logistics Holding, Inc.
Attention: Scott Goodman, CFO
Telephone: (516) 239-7000
Facsimile: (516) 239-2508

With a copy to:

If to the Holder:	Jesse Dobrinsky
11 Muirfield Rd
Rockville Centre, NY 11570

With a copy to:	John L. Udell
5 Tanglewood Lane
Freeport, NY 11520

Section 5.02       Governing Law.         This Debenture shall be deemed to be made under and shall be construed in accordance with the laws of the State of Florida without giving effect to the principals of conflict of laws thereof. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the District of the State of Florida or the state courts of the State of Florida sitting in Dade County, Florida in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions.

Section 5.03        Severability.   The invalidity of any of the provisions of this Debenture shall not invalidate or otherwise affect any of the other provisions of this Debenture, which shall remain in full force and effect.

Section 5.04      Entire Agreement and Amendments. This Debenture represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Debenture may be amended only by an instrument in writing executed by the parties hereto.

Section 5.05       Counterparts. This Debenture may be executed in multiple counterparts, each of which shall be an original, but all of which shall be deemed to constitute on instrument,

IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Company as executed by this Debenture as of the date first written above.

CARGO CONNECTION LOGISTICS HOLDING, INC.
By:	/s/ Scott Goodman as CFO
Name: Scott Goodman
Title: Chief Financial Officer

EXHIBIT “A”

NOTICE OF CONVERSION

(To be executed by the Holder in order to convert the Debenture)

TO:

The undersigned hereby irrevocably elects to convert US$                                         of the principal amount of the above Debenture into Shares of Common Stock of Cargo Connection Logistics Holding, Inc., according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:	__________________________________________

Applicable Conversion Price:	__________________________________________

Signature:	__________________________________________

Name:	__________________________________________

Address:	__________________________________________

Amount to be converted:	US$_________________________________________

Amount of Debenture

unconverted	US$_________________________________________

Conversion Price Per share:	US$_________________________________________

Number of shares of Common

Stock to be issued:	__________________________________________

Please issue the shares of

Common Stock in the following

name and to the following

address:	__________________________________________

Issue to:	__________________________________________

Authorized Signature:	__________________________________________

Name:	__________________________________________

Title:	__________________________________________

Phone Number:	__________________________________________

Broker DTC Participant Code:	__________________________________________

Account Number:	__________________________________________

A-1